SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 2, 2001
                                                          ------------

                        COMMISSION FILE NUMBER 001-08495


 DELAWARE                   CONSTELLATION BRANDS, INC.             16-0716709
                               and its subsidiaries:
 NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
 NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
 NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
 ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
 NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
 NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
 NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
 DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
 CALIFORNIA                 ALLBERRY, INC.                         68-0324763
 CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
 CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
 CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
 DELAWARE                   BARTON INCORPORATED                    36-3500366
 DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
 MARYLAND                   BARTON BEERS, LTD.                     36-2855879
 CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
 GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
 ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
 NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
 DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
 WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
 ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as         (I.R.S. Employer
 jurisdiction of            specified in its charter)            Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Constellation Brands, Inc. released the following information on July 2, 2001:

                CONSTELLATION COMPLETES ACQUISITION OF RAVENSWOOD

FAIRPORT, NEW YORK, JULY 2, 2001 -- Constellation Brands, Inc. (NYSE: STZ and STZ.B) announced today the completion of its previously announced acquisition of Ravenswood Winery, Inc. (NASDAQ: RVWD).

     Richard Sands, Chairman, Chief Executive Officer and President of Constellation, said, "We are very excited about the addition of Ravenswood to our fine wine business, which already includes Franciscan Oakville Estate, Simi, Quintessa, Mount Veeder, Veramonte and Estancia. Adding the leading Zinfandel wine to our already strong portfolio gives us the most sought after wine portfolio in the U.S. With sales and marketing integration well underway, we look forward to building on Ravenswood's success and enhancing its growth."

     Ravenswood will be managed by Constellation's fine wine division, Franciscan Estates. Joel Peterson will become General Manager and Senior Winemaker of the Ravenswood Winery and Justin Faggioli will become General Manager and Chief Operating Officer. Both will report to Agustin Francisco Huneeus, President and Chief Executive Officer of Franciscan Estates. W. Reed Foster, former Chairman and Chief Executive Officer of Ravenswood, will remain a valued part of the management team.

     Under the terms of the acquisition agreement, a wholly-owned subsidiary of Constellation was merged into Ravenswood and all outstanding shares of
Ravenswood common stock were converted into the right to receive $29.50 per share in cash. Constellation has deposited funds with a paying agent, which will send a letter of transmittal and instructions to former Ravenswood shareholders to enable them to surrender their stock in exchange for payment. As a result of the transaction, Constellation owns 100% of Ravenswood. Following the transaction, Ravenswood's common stock will be delisted from the Nasdaq National Market.

ABOUT CONSTELLATION
     Constellation Brands, Inc. is a leader in the production and marketing of beverage alcohol brands in North America and the United Kingdom and is a leading independent drinks wholesaler in the United Kingdom. Leading brands in Constellation's portfolio include: Franciscan Oakville Estate, Simi, Estancia, Corona Extra, Modelo Especial, St. Pauli Girl, Almaden, Arbor Mist, Talus, Vendange, Alice White, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn and K.

FORWARD LOOKING STATEMENTS
     The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Any projections of future results of operations should not be construed in any manner as a guarantee that such results will in fact occur. There can be no assurance that any forward-looking statement in this press release will be realized or that actual results will not be significantly higher or lower than set forth in or implied by such forward-looking statement. For risk factors associated with Constellation and its business, please refer to Constellation's Securities and Exchange Commission filings, including its most recent Annual Report on Form 10-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CONSTELLATION BRANDS, INC.

Dated:  July 2, 2001                 By:  /s/ Thomas S. Summer
                                     --------------------------------
                                     Thomas S. Summer, Executive Vice
                                     President and Chief Financial
                                     Officer


                   SUBSIDIARIES


                                    BATAVIA WINE CELLARS, INC.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Treasurer


                                    CANANDAIGUA WINE COMPANY, INC.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Treasurer


                                    CANANDAIGUA EUROPE LIMITED

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Treasurer


                                    CANANDAIGUA LIMITED

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Finance Director
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)


                                    POLYPHENOLICS, INC.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    ROBERTS TRADING CORP.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, President and
                                         Treasurer

                                    CANANDAIGUA B.V.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Chief
                                         Financial Officer


                                    FRANCISCAN VINEYARDS, INC.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    ALLBERRY, INC.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    CLOUD PEAK CORPORATION

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    M.J. LEWIS CORP.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    MT. VEEDER CORPORATION

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    BARTON INCORPORATED

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President

                                    BARTON BRANDS, LTD.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President



                                    BARTON BEERS, LTD.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON BRANDS OF CALIFORNIA, INC.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON BRANDS OF GEORGIA, INC.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON CANADA, LTD.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON DISTILLERS IMPORT CORP.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON FINANCIAL CORPORATION

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    STEVENS POINT BEVERAGE CO.

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    MONARCH IMPORT COMPANY

Dated:  July 2, 2001                By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None